Property, Plant and Equipment Disclosure: Property, Plant and Equipment Schedule (Details) - USD ($)	Mar. 31, 2023	Mar. 30, 2023
Details
Leasehold improvements, gross	$ 391,722	$ 391,722
Office and computer equipment, gross	581,352	581,352
Selling equipment, gross	8,354	8,354
Furniture and fixtures, gross	25,411	20,511
Total at cost, gross	1,006,839	1,001,939
Less: Accumulated depreciation (property and equipment)	(961,556)	(951,775)
Property and equipment, net	$ 45,283	$ 50,164